UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              September 7, 2021

Sunwin Stevia International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53595	56-2416925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Shengwang Avenue, Qufu, Shandong China	273100
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(86) 537- 4424999

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
None	SUWN	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 7, 2021, Mr. Laiwang Zhang and Ms. Dongdong Lin resigned their position as Directors of Sunwin Stevia International, Inc.’s (the “Company”) due to health and personal reasons. Mr. Zhang's and Ms. Lin’s resignation is not due to any disagreement with the Company on any matter related to operations, policies, or practices.

On September 7, 2021, the Company appointed Mr. Jianjun Yan as a Director. Mr. Yan is an independent third party, with over 18 years of experience in the pharmaceutical production industry. Graduated from Hunan Medical University in 1993, Mr. Yan has worked in various positions in multiple pharmaceutical companies, such as Hunan Pharmaceuticals, Shandong Haisen Pharmaceuticals, Shandong Haishan Pharmaceuticals and etc. In the recent years, Mr. Yan has also successfully founded and manage his own pharmaceutical production technology company. Mr. Yan is not a party of any related party transactions with the Company.

On September 7, 2021, the Company appointed Mr. Yuyi Liu as a Director. Mr. Liu is the Financial Officer of Qufu Shengren Pharmaceutical Co., Ltd., (“Qufu Shengren”) a wholly owned subsidiary of the Company since April, 2015, previously, Mr. Liu has server as the Accounting Manager for Qufu Shengwang Stevia Biology and Science Co., Ltd. ("Qufu Shengwang") from 2012 to 2015 and for Qufu Natural Green Engineering Co., Ltd. ("Qufu Natural Green") from 2004 to 2012, both are wholly owned subsidiaries of the Company. Mr. Liu has over16 year of experience in the industry and is very familiar with the Company’s production and operations. Mr. Liu is not a party of any related party transactions with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNWIN STEVIA INTERNATIONAL, INC.
Date: September 10, 2021	By: /s/ Dongdong Lin
Dongdong Lin, Chief Executive Officer